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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                       October 23, 1998 (August 31, 1998)
                Date of Report (Date of Earliest Event Reported)



                               THE WMF GROUP LTD.
             (Exact name of registrant as specified in its charter)


         Delaware                      000-22567                54-1647759
(State or other jurisdiction      (Commission File No.)       I.R.S. Employer
     of incorporation)                                      (Identification No.)


                              1593 Spring Hill Road
                                    Suite 400
                             Vienna, Virginia 22182
                    (Address of principal executive offices)


                                 (703) 610-1400
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         The information set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS.

         The following exhibits are filed herewith:

              Exhibit         Description
              -------         -----------

               99.1           The WMF Group, Ltd. press release dated August 31,
                              1998.
               99.2           The WMF Group, Ltd. press release dated September
                              11, 1998.
               99.3           The WMF Group, Ltd. press release dated October
                              14, 1998.
               99.4           The WMF Group, Ltd. press release dated October
                              21, 1998.
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                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          THE WMF GROUP LTD.



Date: October 23, 1998                    By: /s/ Michael D. Ketcham
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                                          Name: Michael D. Ketcham
                                          Title: Officer and Treasurer
                                                 (Principal Financial Officer)

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                         EXHIBIT INDEX


Exhibit        Description
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99.1           The WMF Group, Ltd. press release dated August 31, 1998
99.2           The WMF Group, Ltd. press release dated September 11, 1998.
99.3           The WMF Group, Ltd. press release dated October 14, 1998.
99.4           The WMF Group, Ltd. press release dated October 21, 1998.